UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 18, 2013

LUSTROS INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	000-30215	5-5313260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9025 Carlton Hills Blvd., Ste. A

Santee, CA 92071

(Address of Principal Executive Offices)

(619) 449-4800

(Registrant’s Telephone Number)

______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01. OTHER EVENTS

As previously reported, the Company has been engaged in litigation in the Supreme Court of New York in the County of Westchester (“the Court”), Index No. 11139/2009, in the matter Steeneck v. Power-Save and Engelbrecht. The claim was brought before the Court on or about May 8, 2009, although the defendants were never notified of the action until September 2012. The Company was informed on January 18, 2013 that on January 10, 2013 the Court filed and entered a Decision & Order stating that the statute of limitations of the action had expired and that the plaintiff is not entitled to the relief he was seeking. The plaintiff’s motion was denied and the case is now marked disposed by the court.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2013	LUSTROS INC.

By: /s/ Trisha Malone
Name: Trisha Malone
Title: Chief Financial Officer